SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 22, 2003
(Date of earliest event reported)

Commission File No. 333-101500

                    Banc of America Mortgage Securities, Inc.
--------------------------------------------------------------------------------

          Delaware                                    36-4514369
--------------------------------------------------------------------------------
 (State of Incorporation)                (I.R.S. Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina                       28255
--------------------------------------------------------------------------------
           Address of principal executive offices                     (Zip Code)

                                 (704) 387-2111
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code

--------------------------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            On May 22, 2003, Banc of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2003-4, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21,
Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32,
Class 1-A-33, Class 1-A-34, Class 1-A-35, Class 1-A-36, Class 1-A-37, Class 1-A-38, Class 1-A-39, Class 1-A-40, Class 1-A-41, Class 1-A-42, Class 1-A-43,
Class 1-A-44, Class 1-A-45, Class 1-A-46, Class 1-A-47, Class 1-A-48, Class 1-A-49, Class 1-A-50, Class 1-A-51, Class 1-A-52, Class 1-A-53, Class 1-A-54,
Class 1-A-55, Class 1-A-56, Class 1-A-57, Class 1-A-58, Class 1-A-59, Class 1-A-60, Class 1-A-61, Class 1-A-62, Class 1-A-63, Class 1-A-64, Class 1-A-65,
Class 1-A-66, Class 1-A-67, Class 1-A-68, Class 1-A-69, Class 1-A-R, Class 1-A-LR, Class 1-A-WIO, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-WIO, Class A-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $1,047,439,757.00 . The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated May 22, 2003, among the Registrant, Bank of America, N.A., as servicer ("BANA") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2003-4, Class SES, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates, having an aggregate initial principal balance of $3,956,487.00 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.62% undivided interest in a trust (the "Trust"), consisting principally of two pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            Elections will be made to treat the Trust as two separate REMICs for federal income tax purposes (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," and each, a "REMIC"). The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21,
Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32,
Class 1-A-33, Class 1-A-34, Class 1-A-35, Class 1-A-36, Class 1-A-37, Class 1-A-38, Class 1-A-39, Class 1-A-40, Class 1-A-41, Class 1-A-42, Class 1-A-43,
Class 1-A-44, Class 1-A-45, Class 1-A-46, Class 1-A-47, Class 1-A-48, Class 1-A-49, Class 1-A-50, Class 1-A-51, Class 1-A-52, Class 1-A-53, Class 1-A-54,
Class 1-A-55, Class 1-A-56, Class 1-A-57, Class 1-A-58, Class 1-A-59, Class 1-A-60, Class 1-A-61, Class 1-A-62, Class 1-A-63, Class 1-A-64, Class 1-A-65,
Class 1-A-66, Class 1-A-67, Class 1-A-68, Class 1-A-69, Class 1-A-WIO, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-WIO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates and each Class A-PO and Class SES Component will be treated as "regular interests" in the Upper-Tier REMIC and the Class 1-A-R and Class 1-A-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively.

ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------------       -----------

      (EX-4) Pooling and Servicing Agreement, dated May 22, 2003, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank Minnesota, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BANC OF AMERICA MORTGAGE
                                             SECURITIES, INC.


May 22, 2003


                                          By:    /s/ Judy Lowman
                                              ----------------------------------
                                              Name:  Judy Lowman
                                              Title: Vice President

                        INDEX TO EXHIBITS
                                                                   Paper (P) or
Exhibit No.                 Description                           Electronic (E)
-----------                 -----------                           --------------

   (EX-4)                   Pooling and Servicing                        E
                            Agreement, dated May 22, 2003
                            among Bank of America Mortgage
                            Securities, Inc., Bank of
                            America, N.A. and Wells Fargo
                            Bank Minnesota, National
                            Association, as trustee.